UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 13, 2006
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                              Riviera Tool Company
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               (Exact Name of Company as Specified in Its Charter)

                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)

                001-12673                                 38-2828870
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        (Commission File Number)               (IRS Employer Identification No.)

         5460 Executive Parkway S.E.
         Grand Rapids, Michigan                            49512
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(Address of Principal Executive Offices)                (Zip Code)

                                 (616) 698-2100
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                (Company's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Company's Certifying Accountant

                  On January 13, 2006, Deloitte & Touche LLP ("D&T") informed Riviera Tool Company, a Michigan corporation (the "Company"), that D&T was resigning as the Company's independent outside auditor.

                  The Company has begun its process to find another suitable independent outside auditor and D&T has agreed to assist the Company in its transition to such new independent auditor.

                  The reports of D&T on the Company's financial statements for each of the two fiscal years ended August 31, 2005 and 2004 did not contain an adverse opinion, disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope, or accounting principles, except for the reports were modified to reflect substantial doubt as to the Company's ability to continue as a going concern.

                  In connection with the audits of the Company's financial statements for each of the two fiscal years ended August 31, 2005 and 2004, and through the filing of the Company's Quarterly Report on Form 10-Q for the first quarter of fiscal 2006, there were (1) no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the matter in its reports and (2) no reportable events.

                  During each of the two fiscal years ended August 31, 2005 and 2004, and through the filing of the Company's Quarterly Report on Form 10-Q for the first quarter of fiscal 2006, no information is required to be reported under Item 304(a)(1)(v) of Regulation S-K.

                  The Company has provided D&T with a copy of this Current Report on Form 8-K/A and has requested D&T to furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if not, to state the respects in which it does not agree with such statements. A copy of such letter, dated January 19, 2006, is filed as Exhibit 99.1 to this Form 8-K/A.



Item 9.01.        Financial Statements and Exhibits

         Exhibits.

         Exhibit No.     Description
         -----------     -----------

         99.1            Letter of Deloitte & Touche LLP dated January 19, 2006.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RIVIERA TOOL COMPANY


Date:  January 19, 2006                     By: /s/ Peter C. Canepa
                                                -------------------
                                                Name:  Peter C. Canepa
                                                Title: Chief Financial Officer




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